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     The following is the text of a joint press release issued by Progress Software Corporation and eXcelon Corporation on October 21, 2002:

For Immediate Release

Contact Info:

Candace Clemens Progress Software Corp. 781-280-4101 cclemens@progress.com	Jeremy Nazarian eXcelon Corporation 781-674-5345 jnazarian@exln.com	Avi Dines Schwartz Communications, Inc. 781-684-0770 progress@schwartz-pr.com

PROGRESS SOFTWARE CORPORATION SIGNS
DEFINITIVE AGREEMENT TO ACQUIRE EXCELON
CORPORATION

Acquisition Accelerates Corporate Strategies for Service Oriented Architecture, Standards-Based Integration, and XML Capabilities

BEDFORD and BURLINGTON, MA, October 21, 2002 — Progress Software Corporation (Nasdaq: PRGS) a leading supplier of technology for building e-business solutions, and eXcelon™ Corporation (Nasdaq: EXLND or EXLN) today jointly announced they have signed a definitive agreement pursuant to which Progress Software will acquire eXcelon, a leader in XML tools and data management software, in an all-cash transaction for a purchase price of $3.19 per share or approximately $24 million in the aggregate.

“Progress Software Corporation creates and delivers industry-leading technologies that enable our customers to build, deploy, manage, and integrate powerful e-business applications,” said Joseph Alsop, CEO of Progress Software Corporation (PSC). “By combining forces with eXcelon, we can offer advanced products in the XML database, XML tools and object database markets. eXcelon is #1 in object databases according to Gartner, and a leader in all the markets they serve. Our customers are particularly enthused by the approach Sonic Software, a subsidiary company of ours, offers with its standards-based, distributed architecture for application integration. The acquisition of eXcelon strengthens Sonic’s Enterprise Service Bus (ESB) and brings us closer to our goal of providing the ideal software platform for all levels of distributed, standards-based integration.”

Sonic Software, the leading provider of standards-based integration products for the real-time enterprise, has received significant media and analyst attention over the last two years. Sonic is now considered an industry leader in distributed, standards-based integration. With SonicXQ™, the company was the first to deliver a product in this new category, named the Enterprise Service Bus (ESB) by Gartner Group. For more information about the impact of today’s announcement on Sonic’s product strategy, see their related press release at www.sonicsoftware.com.

Renowned for its leadership in the embedded database market, PSC is uniquely positioned to develop, market, and support eXcelon’s data management products, including eXtensible Information Server (XIS), one of the industry’s leading XML databases, and ObjectStore, the market leader in object databases.

eXcelon Customers to Benefit from PSC’s Stability

“PSC is an industry leader, widely respected for its robust and high performing products,” said Joe Bellini, chief executive officer of eXcelon. “eXcelon brings many complementary products to PSC, particularly within their high growth operating company, Sonic Software. Our common vision for standards-based integration reflects a commitment to cost-effective distributed computing and real time enterprises. Our eXtensible Information Server (XIS), ObjectStore and Stylus Studio customers will welcome their deep expertise in developing and supporting database products and the financial strength of PSC.”

About the Transaction

The acquisition has been unanimously approved by the boards of directors of Progress Software and eXcelon and is subject to the approval of eXcelon’s stockholders. The acquisition is expected to close within 90 days, subject to satisfaction of customary closing conditions. The impact of this acquisition on Progress Software’s fiscal 2003 results will depend on the timing of the closing.

All of the directors, certain officers and the largest stockholder of eXcelon, holding approximately 9% of eXcelon’s outstanding common stock in the aggregate, have entered into stockholders agreements with PSC agreeing to vote in favor of the merger. In addition, eXcelon has granted PSC an option, exercisable under certain circumstances, to purchase newly issued shares of eXcelon common stock equal to approximately 19.9% of the outstanding stock.

A conference call for interested investors will be held at 10 AM today, and can be accessed via the web by clicking on “Investors & Press” at www.progress.com. Investors wishing to participate in the conference call may do so by emailing mdoyle@progress.com or calling 781-280-4305 by 9:30 AM EDT for the dial in information.

About eXcelon Corporation

eXcelon [Nasdaq: EXLND or EXLN] is a leading provider of data management software designed to accelerate the performance of distributed applications built using XML and Java™ and deployed on market leading software platforms. eXcelon’s family of products include: eXcelon’s eXtensible Information Server (XIS), a native XML database that allows developers to manage the extreme flexibility of XML in a distributed environment; Stylus Studio, the suite of developer tools for creating and manipulating XML documents, schemas, and style sheets; ObjectStore, the market leading object-oriented database that ensures the rapid propagation and availability of data for complex Web transactions, dynamic content, network management systems and a multitude of applications for independent software vendors (ISVs); and PSE/Pro, the small footprint, 100% Java version of ObjectStore for embedded devices.

Headquartered in Burlington, MA, eXcelon has more than 4,000 customers worldwide, including market leaders in key industries such as telecommunications, financial services, retail and manufacturing. eXcelon markets its solutions globally through value-added resellers, system integrators, consulting firms, OEM licensees and direct sales channels. www.exln.com.

About Progress Software Corporation

Founded in 1981, Progress Software Corporation, or PSC (Nasdaq: PRGS) is the parent organization for the Progress Company operating unit, Sonic Software Corporation, NuSphere Corporation, and PeerDirect Company. PSC provides industry-leading technologies for all aspects of e-business development, deployment, integration and management. Progress Software Corporation is headquartered in Bedford, MA, and can be reached at +1-781-280- 4000 or on the Web at www.progress.com.

# # #

In connection with the merger, eXcelon plans to file a proxy statement with the Securities and Exchange Commission (the“SEC”) and mail the proxy statement and related materials to stockholders of eXcelon. Stockholders of eXcelon are urged to read these materials when they become available because they will contain important information about eXcelon, the merger and other related matters. Investors and security holders can obtain free copies of the proxy statement when it becomes available by contacting Lacey Brandt, Chief Financial Officer, eXcelon Corporation, 25 Mall Road, Burlington, Massachusetts, 01803, telephone: (781) 674-5000. Investors and security holders will also be able to obtain free copies of the proxy statement and other documents filed by eXcelon and PSC with the SEC in connection with the merger at the SEC’s web site at www.sec.gov.

PSC, eXcelon and their respective directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies from eXcelon’s stockholders in connection with the merger. Such individuals may be deemed to have interests in the merger, including as a result of holding options or shares of eXcelon stock. Information about the directors and executive officers of eXcelon and their ownership of eXcelon stock is set forth in eXcelon’s proxy statement for its 2002 annual meeting of stockholders. Investors may obtain additional information about the interests of the above-mentioned persons in this transaction by reading the proxy statement regarding the merger when it becomes available.

STOCKHOLDERS ARE URGED TO READ THE MERGER PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION.

Safe Harbor Statement

Except for the historical information and discussions contained herein, statements contained in this release about PSC, eXcelon and the merger may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the expected benefits and timing of the merger. These forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including but not limited to the following: an unexpected increase in costs related to the merger, unexpected delays involved in the closing of the merger, eXcelon’s or PSC’s inability to satisfy the conditions to closing of the merger, failure of eXcelon’s stockholders to approve the merger, the risk that eXcelon’s business and technology will not be integrated successfully, the receipt and shipment of new orders for the combined company, the timely release of enhancements to the combined company’s products, the growth rates of certain market segments, the positioning of the combined company’s products in those market segments, market acceptance of the application service provider distribution model, variations in the demand for customer service and technical support from the combined company, pricing pressures and the competitive environment in the software industry, business and consumer use of the Internet, and the combined company’s ability to penetrate international markets and manage its international operations. PSC and eXcelon undertake no obligation to update information contained in this release unless required by law. For further information regarding risks and uncertainties associated with the PSC and eXcelon and information concerning the merger, please refer to PSC’s and eXcelon’s filings with the Securities and Exchange Commission, including PSC’s and eXcelon’s annual reports on Form 10-K for the fiscal years ending 2001 and subsequently filed reports.

     The following is the text of a press release issued by Sonic Software Corporation, an independent operating company of Progress Software Corporation, on October 21, 2002:

FOR IMMEDIATE RELEASE

Press Contacts:
Trip Kucera Sonic Software Corporation (781) 999-7142 trip.kucera@sonicsoftware.com	John Moran Schwartz Communications, Inc. (781) 684-0770 sonic@schwartz-pr.com

SONIC SOFTWARE ACCELERATES INTEGRATION PLATFORM STRATEGY
WITH TECHNOLOGY FROM EXCELON

     Enterprise Service Bus Leader Adds High-Performance XML Processing, Service Orchestration Capabilities, and Award-winning Tools to Modern Integration Platform

     BEDFORD, Mass. - October 21, 2002 — Sonic Software today outlined an acceleration of the SonicXQ™ enterprise service bus (ESB) product strategy as a result of Progress Software Corporation’s (PSC) previously announced definitive agreement to acquire eXcelon™ Corporation (see today’s release from PSC at www.progress.com).

Sonic, the leading provider of standards-based integration products for the real-time enterprise, announced that the acquisition of Stylus Studio™, eXtensible Information Server (XIS) and BPM™ technologies will accelerate the fulfillment of Sonic’s enterprise service bus strategy by expanding the current SonicXQ platform with complementary best-of-breed components.

An enterprise service bus is a highly distributed, service-oriented, standards-based platform for integration. ESBs offer connectivity to heterogeneous application endpoints, distributed deployment and management infrastructure, sophisticated message data services, distributed orchestration and collaboration services, and reliable communication services.

“XML is the lingua franca for enterprise integration,” said Greg O’Connor, president of Sonic Software. “SonicXQ, our ESB, provides the foundation for enterprise-wide flow of XML business documents. Moving forward with eXcelon we offer our developers a richer toolset, we significantly improve XML performance, especially in distributed enterprise environments, and we join forces with a strong engineering team that shares our vision for standards-based integration.”

These new offerings will be phased into the SonicXQ product line over the next 6-12 months, with initial product bundles slated for Q1 2003 availability.

“After considerable research and analysis, we concluded that eXcelon’s technologies would rapidly accelerate the implementation of our strategies for standards-based enterprise integration,” said Gordon van Huizen, vice president of product management, Sonic Software. “ With eXcelon, Sonic will extend its distributed integration infrastructure into a more complete integration platform capable of connecting business processes across the extended enterprise and managing electronic conversations with business partners.”

“With sophisticated and mature technology for managing XML-business documents/messages used to integrate and automate businesses – our best-of-breed development environment of Stylus Studio, the scalable, performant, and extensible XML storage, query and caching technology of the eXtensible Information Server (XIS), and our orchestration and ebXML-based partner integration tools, Sonic redefines the basis of competition in the market for integration products,” said Larry Alston, executive vice president of product management, eXcelon. “We are enthusiastic about combining forces with the Sonic team.”

About eXcelon Corporation

eXcelon [Nasdaq: EXLN or EXLND] is a leading provider of data management software designed to accelerate the performance of distributed applications built using XML and Java™ and deployed on market leading software platforms. eXcelon’s family of products include: eXcelon’s eXtensible Information Server (XIS), a native XML database that allows developers to manage the extreme flexibility of XML in a distributed environment; Stylus Studio, the suite of developer tools for creating and manipulating XML documents, schemas, and style sheets; ObjectStore, the market leading object-oriented database that ensures the rapid propagation and availability of data for complex Web transactions, dynamic content, network management systems and a multitude of applications for independent software vendors (ISVs); and PSE/Pro, the small footprint, 100% Java version of ObjectStore for embedded devices.

Headquartered in Burlington, MA, eXcelon has more than 4,000 customers worldwide, including market leaders in key industries such as telecommunications, financial services, retail and manufacturing. eXcelon markets its solutions globally through value-added resellers, system integrators, consulting firms, OEM licensees and direct sales channels. www.exln.com.

About Sonic Software Corporation

Sonic Software is the leading provider of standards-based integration products for the real-time enterprise. Sonic’s reliable integration infrastructure, distributed approach and commitment to XML standards deliver the power and flexibility demanded by the world’s most efficient businesses.

Sonic is the world’s fastest growing middleware company and counts leaders in financial services, energy, telecommunications and manufacturing among its over 500 customers. Sonic is an independent operating company of Progress Software Corporation (NASDAQ: PRGS), a $250+ million software industry leader with customers in over 100 countries. Headquartered in Bedford, Mass., Sonic Software can be reached on the Web at sonicsoftware.com or at +1-781-999-7000 or 1-866-GET-SONIC.

# # #

In connection with the merger, eXcelon plans to file a proxy statement with the Securities and Exchange Commission (the“SEC”) and mail the proxy statement and related materials to stockholders of eXcelon. Stockholders of eXcelon are urged to read these materials when they become available because they will contain important information about eXcelon, the merger and other related matters. Investors and security holders can obtain free copies of the proxy statement when it becomes available by contacting Lacey Brandt, Chief Financial Officer, eXcelon Corporation, 25 Mall Road, Burlington, Massachusetts, 01803, telephone: (781) 674-5000. Investors and security holders will also be able to obtain free copies of the proxy statement and other documents filed by eXcelon and PSC with the SEC in connection with the merger at the SEC’s web site at www.sec.gov.

PSC, eXcelon and their respective directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies from eXcelon’s stockholders in connection with the merger. Such individuals may be deemed to have interests in the merger, including as a result of holding options or shares of eXcelon stock. Information about the directors and executive officers of eXcelon and their ownership of eXcelon stock is set forth in eXcelon’s proxy statement for its 2002 annual meeting of stockholders. Investors may obtain additional information about the interests of the above-mentioned persons in this transaction by reading the proxy statement regarding the merger when it becomes available.

STOCKHOLDERS ARE URGED TO READ THE MERGER PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION.

Safe Harbor Statement

Except for the historical information and discussions contained herein, statements contained in this release about PSC, eXcelon and the merger may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the expected benefits and timing of the merger. These forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including but not limited to the following: an unexpected increase in costs related to the merger, unexpected delays involved in the closing of the merger, eXcelon’s or PSC’s inability to satisfy the conditions to closing of the merger, failure of eXcelon’s stockholders to approve the merger, the risk that eXcelon’s business and technology will not be integrated successfully, the receipt and shipment of new orders for the combined company, the timely release of enhancements to the combined company’s products, the growth rates of certain market segments, the positioning of the combined company’s products in those market segments, market acceptance of the application service provider distribution model, variations in the demand for customer service and technical support from the combined company, pricing pressures and the competitive environment in the software industry, business and consumer use of the Internet, and the combined company’s ability to penetrate international markets and manage its international operations. PSC and eXcelon undertake no obligation to update information contained in this release unless required by law. For further information regarding risks and uncertainties associated with the PSC and eXcelon and information concerning the merger, please refer to PSC’s and eXcelon’s filings with the Securities and Exchange Commission, including PSC’s and eXcelon’s annual reports on Form 10-K for the fiscal years ending 2001 and subsequently filed reports.

The following is the text of a letter from Joseph Alsop, CEO, Progress Software Corporation, sent to all employees of Progress Software Corporation and eXcelon Corporation via email on October 21, 2002, by Joseph Alsop and forwarded by Joseph M. Bellini, CEO, eXcelon Corporation to all employees of eXcelon:

To: eXcelon and Progress Software Worldwide

From: Joseph Alsop

Date: 21 October 2002

Subject: Progress Software and eXcelon Agree to Combine to Capitalize on Opportunities in Standards-Based Integration, XML Processing and the Embedded Database Market

This morning we are announcing that Progress Software Corporation and eXcelon Corporation intend to combine through an all-cash acquisition of eXcelon by PSC. We anticipate that this merger will become effective in 60 to 90 days, after the completion of various filings, government reviews and approval by eXcelon shareholders at a stockholders meeting. The press release announcing the definitive acquisition agreement is appended below. This email is being sent to everyone at both companies, and a meeting for everyone at eXcelon will be held today at 3PM at the Burlington Marriott. Call-in/web details for eXcelon employees unable to attend the meeting in person are later in this memo.

We believe that the complementary strengths of our respective technologies will strongly contribute to continued growth and success at our combined companies, and we want to provide everyone with the background to our strategic thinking which led to this planned combination, and on our strategy going forward.

Some unique aspects of this combination will offer major benefits for our combined employees, customers, and shareholders:

–     Complementary visions. We share the vision that future application integration platforms will be standards-based and require a rock solid, reliable platform supporting highly distributed computing. We see the ideal products for developers as those having technology with superior productivity, performance, and steadfast reliability, hallmarks of the product from both companies.

–     Complementary products and technologies. The combined products and vision of eXcelon and Sonic Software will significantly enhance Sonic Software’s standards-based integration product line. Both eXcelon and the Progress Company (tPC), a business unit of PSC, have a strong database heritage and are respected leaders in the embedded relational, object and XML database markets.

–     Complementary locations. Geographical proximity will make it easier to integrate the companies, allowing us to more easily take advantage of the synergies of the people, their ideas, our shared heritage and common vision, which in turn will create new opportunities for PSC and eXcelon employees.

–     Financial strength. The strong financial track record and size of the combined companies will enable business that may have been more difficult for eXcelon as an independent company.

Some background on eXcelon Corporation

eXcelon was founded in 1988 under the name Object Design, Inc. Object Design’s flagship product ObjectStore first shipped in 1990 and quickly became the number one OODBMS in the market — a market position it holds today. ObjectStore is the most widely deployed OODB in the world with customers like Amazon, Cisco, AT&T Wireless, Intel, NTT DoCoMo, and Goldman Sachs.

In 1997 Object Design started development on its first XML product (then named “eXcelon — the XML Information Server”), which shipped in March of 1999. The initial growth of the eXcelon Information Server was so encouraging that in January 2000 the company renamed itself eXcelon Corporation and launched the industry’s first Native XML Business Process Manager. The company’s XML products are deployed at customers like Swiss RE, Wells Fargo, and Lexus Nexis.

Today eXcelon Corporation is a leading provider of data management software designed to accelerate the performance of distributed applications built using XML, Java, or C++. Key products include ObjectStore, an object-oriented data management system, and related products PSE/Pro and Javlin. eXcelon’s XML products include the eXtensible Information Server (XIS), Stylus Studio, and BPM, which allow programmers to store, manage, and process XML documents, develop XML documents, schemas, and style sheets, and design and manage automated business processes, respectively. Headquartered in Burlington, MA, eXcelon has more than 4,000 customers worldwide in key industries such as telecommunications, financial services, retail, and manufacturing. eXcelon sells through direct sales channels, system integrators, and OEM licensees worldwide.

We believe eXcelon’s strengths mesh well with the following strengths of PSC:

Founded in 1981 and profitable since 1984, Progress Software Corporation, or PSC, is the parent organization for the Progress Company operating unit, Sonic Software Corporation, NuSphere Corporation, and PeerDirect Corporation. PSC provides industry-leading technologies for all aspects of e-business development, deployment, integration and management. PSC revenues exceed $250 million and it employs over 1,300 people around the world.

With the expertise of more than 2,000 independent software vendors (ISVs) and application service providers (ASPs), the Progress Company and its application partners supply more than $5 billion annually in Progress technology, Progress-based applications, and related services. Progress customers span 50,000 organizations in more than 120 countries including 70 percent of the Fortune 100.

Progress Software has been aggressive in developing or acquiring new businesses. We continuously evaluate new business ideas, products, people, technology, and strategic investments. The most notable of these new businesses are Sonic Software and PeerDirect.

Sonic Software is the world’s fastest growing Internet middleware company and counts leaders in financial services, energy, telecommunications and manufacturing among its over 500 customers.

PSC is currently launching another new company, PeerDirect. PeerDirect’s product allows companies to break their dependency on centralized database application infrastructure and create truly distributed enterprises. These distributed enterprises reduce end-user dependency on network connectivity and improve the performance and reliability of business applications by replicating, distributing and synchronizing corporate data across multiple locations.

Our combined companies offer the world’s first distributed, standards-based integration platform:

The computing world is becoming increasingly distributed, thanks to low cost communications and the Internet. Business applications are increasingly made up of components that interact with each other over wide distances. To function properly, these applications rely on messaging software that can move critical data between distributed application components quickly and reliably.

In 1999, PSC acted quickly to capitalize on a window of opportunity by introducing the SonicMQ message server, based on the Java Message Service (JMS) standard, and subsequently, the SonicXQ platform, for deploying and integrating service oriented architecture applications. Over the past two years, Sonic Software has been the fastest growing Internet middleware company and is the recognized leader in standards-based messaging, receiving significant media attention. It is now considered an industry leader in distributed, standards-based application integration and the creator of a new product category, recognized by Gartner Group as the Enterprise Service Bus, or ESB.

An enterprise service bus is a highly distributed, service-oriented, standards-based platform for integration. ESBs offer connectivity to heterogeneous application endpoints, distributed deployment and management infrastructure, sophisticated message data services, distributed orchestration and collaboration services, and reliable communication services.

The success of distributed Web services applications depends on a solid, reliable platform for distributed computing. The next generation of business applications reaches well beyond the domain inside the enterprise. Enterprise to enterprise, system to system, application to application, device to device computing requires that the exchange of information be fast, robust, reliable and secure. The market success we have achieved to date with Sonic Software is exciting, but long-term success is only achieved through continuous innovation in Sonic Software’s product line. eXcelon now adds an exciting range of advanced XML technologies to Sonic’s integration platform, and the combination of Sonic Software and eXcelon will rapidly deliver the world’s premier standards-based integration platform.

The combined companies strengthen our embedded database leadership:

Reliability, flexibility, scalability and low cost of ownership have raised the Progress RDBMS to its position as the world’s leading embedded database. eXcelon’s ObjectStore, the leader in the OODBMS market since its introduction, shares these important qualities. According to Gartner, ObjectStore had 42% of the worldwide OODBMS market in 2001. Object databases are typically used as embedded technology in systems that require seamless object language interfaces with highly complex data structures. While the application usage profiles for their respective products are quite different, the eXcelon and PSC database teams share a passion for database technology, world-class domain expertise, and a business model focused on customers who embed the database technology in their product offerings. eXcelon’s XIS(tm) (eXtensible Information Server) is both first and best among XML databases and the global leader in XML deployments. A robust and proven XML database system, XIS is the best choice for mission-critical and durable XML-based applications. XIS has been successfully deployed for over 3 years, augmenting existing infrastructure, relational databases and legacy systems to support new business initiatives.

The strategy going forward:

Successful mergers typically share some key characteristics including compatible cultures, synergistic products and vision, geographical proximity and compatible business models. Sonic Software and our business development people within PSC Labs have looked at over two hundred companies over the past two years to varying degrees. eXcelon and PSC is one of the most synergistic combinations we have seen. However, successfully integrating companies takes time and much effort. The PSC Executive Team (ETeam) and I are fully committed to the integration process, and we hope that by understanding the technical and business advantages of combining our two companies, you will come to share our enthusiasm and our dedication to making this a successful transition.

We plan to start getting to know one another, our products and operations, through meetings and events starting immediately. eXcelon employees are welcome to visit our offices in Bedford, approximately five miles from eXcelon’s headquarters, at any time. Feel free to direct any questions or concerns to me (Joe Alsop, joe@progress.com or +1-781-280-4303) or to any member of our Executive Team (ETeam), whose names, positions and contact information are listed below.

We look forward to expeditiously completing this merger and exploiting the significant market opportunities for our combined products.

Joseph Alsop
CEO, Progress Software

For eXcelon employees, here are the details to participate in today’s meeting at 3PM at the Marriott-Burlington, if you are unable to participate in person:

–     To access the meeting materials and audio from your browser:

http://us3.webex.com/exln-olu-events/onstage/framesets/event detail.phpEventID=222367978&Rnd=1307131207

(Note: The URL above may appear on several lines in this email, but needs to be in a single line in your browser.)

The webex meeting will be put on the eXcelon knowledge bank (internal site) the following day for playback.

Dial in numbers. No code is required simply ask for the eXcelon company meeting.

US toll free: International:	1-800.603.6815 1-706.634.5028

We hope that as many eXcelon employees as possible will be able to attend in person. We also plan to have a social hour following the presentations and discussion, at approximately 4:30 PM.

The PSC Executive Team (ETeam):

Joe Alsop   CEO and Co-Founder
joe@progress.com   781-280-4303

Bud Robertson   Senior VP, Finance & Admin and CFO
budr@progress.com   781-280-4306

Dave Ireland   President, the Progress Company
direland@progress.com   781-280-4338

Greg O’Connor President, Sonic Software
oconnor@sonicsoftware.com 781-280-7101

Lorne Cooper President, NuSphere
lcooper@peerdirect.com 781-280-4337

Rick Reidy                      Senior VP, Products & Bus Development
rick@progress.com 781-280-4256

Joe Andrews                      VP, Human Resources
jandrews@progress.com 781-280-4216

Jim Freedman VP & General Counsel
freedman@progress.com 781-280-4952

Peter Sliwkowski                      VP, Progress Products
pgs@progress.com 781-280-4191

URLs for all PSC companies

Progress Software Corp www.progress.com
The Progress Company                      www.progress.com/progress
Sonic Software                      www.sonicsoftware.com
PeerDirect                      www.peerdirect.com
NuSphere                      www.nusphere.com

URL for eXcelon: www.exln.com

The text of today’s Press Releases:

PROGRESS SOFTWARE CORPORATION SIGNS DEFINITIVE AGREEMENT TO ACQUIRE EXCELON CORPORATION

Acquisition Accelerates Corporate Strategies for Service Oriented Architecture, Standards-Based Integration, and XML Capabilities

BEDFORD and BURLINGTON, MA, October 21, 2002 — Progress Software Corporation (Nasdaq: PRGS) a leading supplier of technology for building e-business solutions, and eXcelonÔ Corporation (Nasdaq: EXLND or EXLN) today jointly announced they have signed a definitive agreement pursuant to which Progress Software will acquire eXcelon, a leader in XML tools and data management software, in an all-cash transaction for a purchase price of $3.19 per share or approximately $24 million in the aggregate.

“Progress Software Corporation creates and delivers industry-leading technologies that enable our customers to build, deploy, manage, and integrate powerful e-business applications,” said Joseph Alsop, CEO of PSC. “By combining forces with eXcelon, we can offer advanced products in the XML database, XML tools and object database markets. eXcelon is #1 in object databases according to Gartner, and a leader in all the markets they serve. Our customers are particularly enthused by the approach Sonic Software, a subsidiary company of ours, offers with its standards-based, distributed architecture for application integration. The acquisition of eXcelon strengthens Sonic’s Enterprise Service Bus (ESB) and brings us closer to our goal of providing the ideal software platform for all levels of distributed, standards-based integration.”

Sonic Software, the leading provider of standards-based integration products for the real-time enterprise, has received significant media and analyst attention over the last two years. Sonic is now considered an industry leader in distributed, standards-based integration. With SonicXQ(tm), the company was the first to deliver a product in this new category, named the Enterprise Service Bus (ESB) by Gartner Group. For more information about the impact of today’s announcement on Sonic’s product strategy, see their related press release at www.sonicsoftware.com.

Renowned for its leadership in the embedded database market, PSC is uniquely positioned to develop, market, and support eXcelon’s data management products, including eXtensible Information Server (XIS), one of the industry’s leading XML databases, and ObjectStore, the market leader in object databases.

eXcelon Customers to Benefit from PSC’s Stability

“PSC is an industry leader, widely respected for its robust and high performing products,” said Joe Bellini, chief executive officer of eXcelon. “eXcelon brings many complementary products to PSC, particularly within their high growth operating company, Sonic Software. Our common vision for standards-based integration reflects a commitment to cost-effective distributed computing and real time enterprises. Our eXtensible Information Server (XIS), ObjectStore and Stylus Studio customers will welcome their deep expertise in developing and supporting database products and the financial strength of PSC.”

About the Transaction

The acquisition has been unanimously approved by the boards of directors of Progress Software and eXcelon and is subject to the approval of eXcelon’s stockholders. The acquisition is expected to close within 90 days, subject to satisfaction of customary closing conditions. The impact of this acquisition on Progress Software’s fiscal 2003 results will depend on the timing of the closing.

All of the directors, certain officers and the largest stockholder of eXcelon, holding approximately 9% of eXcelon’s outstanding common stock in the aggregate, have entered into stockholders agreements with PSC agreeing to vote in favor of the merger. In addition, eXcelon has granted PSC an option, exercisable under certain circumstances, to purchase newly issued shares of eXcelon common stock equal to approximately 19.9% of the outstanding stock.

A conference call for interested investors will be held at 10 AM today, and can be accessed via the web by clicking on “Investors & Press” at www.progress.com. Investors wishing to participate in the conference call may do so by emailing mdoyle@progress.com or calling 781-280-4305 by 9:30 AM EDT for the dial in information.

About eXcelon Corporation

eXcelon [Nasdaq: EXLND or EXLN] is a leading provider of data management software designed to accelerate the performance of distributed applications built using XML and Java(tm) and deployed on market leading software platforms. eXcelon’s family of products include: eXcelon’s eXtensible Information Server (XIS), a native XML database that allows developers to manage the extreme flexibility of XML in a distributed environment; Stylus Studio, the suite of developer tools for creating and manipulating XML documents, schemas, and style sheets; ObjectStore, the market leading object-oriented database that ensures the rapid propagation and availability of data for complex Web transactions, dynamic content, network management systems and a multitude of applications for independent software vendors (ISVs); and PSE/Pro, the small footprint, 100% Java version of ObjectStore for embedded devices.

Headquartered in Burlington, MA, eXcelon has more than 4,000 customers worldwide, including market leaders in key industries such as telecommunications, financial services, retail and manufacturing. eXcelon markets its solutions globally through value-added resellers, system integrators, consulting firms, OEM licensees and direct sales channels.

About Progress Software Corporation

Founded in 1981, Progress Software Corporation, or PSC (Nasdaq: PRGS) is the parent organization for the Progress Company operating unit, Sonic Software Corporation, NuSphere Corporation, and PeerDirect Company. PSC provides industry-leading technologies for all aspects of e-business development, deployment, integration and management. Progress Software Corporation is headquartered in Bedford, MA, and can be reached at +1-781-280- 4000 or on the Web at www.progress.com .

# # #

In connection with the merger, eXcelon plans to file a proxy statement with the Securities and Exchange Commission (the“SEC”) and mail the proxy statement and related materials to stockholders of eXcelon. Stockholders of eXcelon are urged to read these materials when they become available because they will contain important information about eXcelon, the merger and other related matters. Investors and security holders can obtain free copies of the proxy statement when it becomes available by contacting Lacey Brandt, Chief Financial Officer, eXcelon Corporation, 25 Mall Road, Burlington, Massachusetts, 01803, telephone: (781) 674-5000. Investors and security holders will also be able to obtain free copies of the proxy statement and other documents filed by eXcelon and PSC with the SEC in connection with the merger at the SEC’s web site at www.sec.gov.

PSC, eXcelon and their respective directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies from eXcelon’s stockholders in connection with the merger. Such individuals may be deemed to have interests in the merger, including as a result of holding options or shares of eXcelon stock. Information about the directors and executive officers of eXcelon and their ownership of eXcelon stock is set forth in eXcelon’s proxy statement for its 2002 annual meeting of stockholders. Investors may obtain additional information about the interests of the above-mentioned persons in this transaction by reading the proxy statement regarding the merger when it becomes available.

STOCKHOLDERS ARE URGED TO READ THE MERGER PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION.

Safe Harbor Statement

     Except for the historical information and discussions contained herein, statements contained in this release about PSC, eXcelon and the merger may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the expected benefits and timing of the merger. These forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including but not limited to the following: an unexpected increase in costs related to the merger, unexpected delays involved in the closing of the merger, eXcelon’s or PSC’s inability to satisfy the conditions to closing of the merger, failure of eXcelon’s stockholders to approve the merger, the risk that eXcelon’s business and technology will not be integrated successfully, the receipt and shipment of new orders for the combined company, the timely release of enhancements to the combined company’s products, the growth rates of certain market segments, the positioning of the combined company’s products in those market segments, market acceptance of the application service provider distribution model, variations in the demand for customer service and technical support from the combined company, pricing pressures and the competitive environment in the software industry, business and consumer use of the Internet, and the combined company’s ability to penetrate international markets and manage its international operations.

PSC and eXcelon undertake no obligation to update information contained in this release unless required by law. For further information regarding risks and uncertainties associated with the PSC and eXcelon and information concerning the merger, please refer to PSC’s and eXcelon’s filings with the Securities and Exchange Commission, including PSC’s and eXcelon’s annual reports on Form 10-K for the fiscal years ending 2001 and subsequently filed reports.

SONIC SOFTWARE ACCELERATES INTEGRATION PLATFORM STRATEGY WITH TECHNOLOGY FROM EXCELON

Enterprise Service Bus Leader Adds High-Performance XML Processing, Service Orchestration Capabilities, and Award-winning Tools to Modern Integration Platform

BEDFORD, Mass. - October 21, 2002 — Sonic Software today outlined an acceleration of the SonicXQ(tm) enterprise service bus (ESB) product strategy as a result of Progress Software Corporation’s (PSC) previously announced definitive agreement to acquire eXcelon(tm) Corporation (see today’s release from PSC at www.progress.com )

Sonic, the leading provider of standards-based integration products for the real-time enterprise, announced that the acquisition of Stylus Studio(tm), eXtensible Information Server (XIS) and BPM(tm) technologies will accelerate the fulfillment of Sonic’s enterprise service bus strategy by expanding the current SonicXQ platform with complementary best-of-breed components.

An enterprise service bus is a highly distributed, service-oriented, standards-based platform for integration. ESBs offer connectivity to heterogeneous application endpoints, distributed deployment and management infrastructure, sophisticated message data services, distributed orchestration and collaboration services, and reliable communication services.

“XML is the lingua franca for enterprise integration,” said Greg O’Connor, president of Sonic Software. “SonicXQ, our ESB, provides the foundation for enterprise-wide flow of XML business documents. Moving forward with eXcelon we offer our developers a richer toolset, we significantly improve XML performance, especially in distributed enterprise environments, and we join forces with a strong engineering team that shares our vision for standards-based integration.”

These new offerings will be phased into the SonicXQ product line over the next 6-12 months, with initial product bundles slated for Q1 2003 availability.

“After considerable research and analysis, we concluded that eXcelon’s technologies would rapidly accelerate the implementation of our strategies for standards-based enterprise integration,” said Gordon van Huizen, Vice President of product management, Sonic Software. “With eXcelon, Sonic will extend its distributed integration infrastructure into a more complete integration platform capable of connecting business processes across the extended enterprise and managing electronic conversations with business partners.”

“With sophisticated and mature technology for managing XML-business documents/messages used to integrate and automate businesses — our best-of-breed development environment of Stylus Studio, the scalable, performant, and extensible XML storage, query and caching technology of the eXtensible Information Server (XIS), and our orchestration and ebXML-based partner integration tools, Sonic redefines the basis of competition in the market for integration products,” said Larry Alston, Executive

Vice President of Product Management, eXcelon. “We are enthusiastic about combining forces with the Sonic team.”

About eXcelon Corporation

eXcelon [Nasdaq: EXLN or EXLND] is a leading provider of data management software designed to accelerate the performance of distributed applications built using XML and Java(tm) and deployed on market leading software platforms. eXcelon’s family of products include: eXcelon’s eXtensible Information Server (XIS), a native XML database that allows developers to manage the extreme flexibility of XML in a distributed environment; Stylus Studio, the suite of developer tools for creating and manipulating XML documents, schemas, and style sheets; ObjectStore, the market leading object-oriented database that ensures the rapid propagation and availability of data for complex Web transactions, dynamic content, network management systems and a multitude of applications for independent software vendors (ISVs); and PSE/Pro, the small footprint, 100% Java version of ObjectStore for embedded devices.

Headquartered in Burlington, MA, eXcelon has more than 4,000 customers worldwide, including market leaders in key industries such as telecommunications, financial services, retail and manufacturing. eXcelon markets its solutions globally through value-added resellers, system integrators, consulting firms, OEM licensees and direct sales channels.

About Sonic Software Corporation

Sonic Software is the leading provider of standards-based integration products for the real-time enterprise. Sonic’s reliable integration infrastructure, distributed approach and commitment to XML standards deliver the power and flexibility demanded by the world’s most efficient businesses.

Sonic is the world’s fastest growing middleware company and counts leaders in financial services, energy, telecommunications and manufacturing among its over 500 customers. Sonic is an independent operating company of Progress Software Corporation (NASDAQ: PRGS), a $250+ million software industry leader with customers in over 100 countries. Headquartered in Bedford, Mass., Sonic Software can be reached on the Web at sonicsoftware.com or at +1-781-999-7000 or 1-866-GET-SONIC.

# # #

In connection with the merger, eXcelon plans to file a proxy statement with the Securities and Exchange Commission (the“SEC”) and mail the proxy statement and related materials to stockholders of eXcelon. Stockholders of eXcelon are urged to read these materials when they become available because they will contain important information about eXcelon, the merger and other related matters. Investors and security holders can obtain free copies of the proxy statement when it becomes available by contacting Lacey Brandt, Chief Financial Officer, eXcelon Corporation, 25 Mall Road, Burlington, Massachusetts, 01803, telephone: (781) 674-5000. Investors and security holders will also be able to obtain free copies of the proxy statement and other documents filed by eXcelon and PSC with the SEC in connection with the merger at the SEC’s web site at www.sec.gov.

PSC, eXcelon and their respective directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies from eXcelon’s stockholders in connection with the merger. Such individuals may be deemed to have interests in the merger, including as a result of holding options or shares of eXcelon stock. Information about the directors and executive officers of eXcelon and their ownership of eXcelon stock is set forth in eXcelon’s proxy statement for its 2002 annual meeting of stockholders. Investors may obtain additional information about the interests of the above-mentioned persons in this transaction by reading the proxy statement regarding the merger when it becomes available.

STOCKHOLDERS ARE URGED TO READ THE MERGER PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION.

Safe Harbor Statement

Except for the historical information and discussions contained herein, statements contained in this release about PSC, eXcelon and the merger may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the expected benefits and timing of the merger. These forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including but not limited to the following: an unexpected increase in costs related to the merger, unexpected delays involved in the closing of the merger, eXcelon’s or PSC’s inability to satisfy the conditions to closing of the merger, failure of eXcelon’s stockholders to approve the merger, the risk that eXcelon’s business and technology will not be integrated successfully, the receipt and shipment of new orders for the combined company, the timely release of enhancements to the combined company’s products, the growth rates of certain market segments, the positioning of the combined company’s products in those market segments, market acceptance of the application service provider distribution model, variations in the demand for customer service and technical support from the combined company, pricing pressures and the competitive environment in the software industry, business and consumer use of the Internet, and the combined company’s ability to penetrate international markets and manage its international operations. PSC and eXcelon undertake no obligation to update information contained in this release unless required by law. For further information regarding risks and uncertainties associated with the PSC and eXcelon and information concerning the merger, please refer to PSC’s and eXcelon’s filings with the Securities and Exchange Commission, including PSC’s and eXcelon’s annual reports on Form 10-K for the fiscal years ending 2001 and subsequently filed reports.

—

Joseph W. Alsop Tel: +1-781-280-4303 Fax: +1-781-280-4304
Progress Software Corp, 14 Oak Park, Bedford, Mass 01730 USA
www.progress.com

The following is the text of an email from Joseph M. Bellini, CEO, eXcelon Corporation, forwarding the letter from Joseph Alsop, CEO, Progress Software Corporation, included above. This email was sent to all employees of eXcelon corporation on October 21, 2002.

To: All eXcelon Employees

From: Joseph M. Bellini

Date: October 21, 2002

Subject: Progress Software and eXcelon Agree to Combine to Capitalize on Opportunities in Standards-Based Integration, XML Processing and the Embedded Database Market

Hi everyone, attached is the note you just received from Joe Alsop, the CEO of Progress Software, announcing that they have made an offer for eXcelon, pending shareholder approval. Please read over the message carefully and do your best to attend the 3pm meeting this afternoon, either in person or electronically.

I believe this potential acquisition will be good for our shareholders and our employees. Given the way Progress is structured, they will be able to leverage our products into the market through their complementary business operations, products and architecture. This complementary fit allowed them to give us good revenue multiples on our lines of business, based on our Q3 revenues, which creates a win for our shareholders. Progress also provides the financial strength required to continue to develop advanced product functionality while riding out the continued downturn in technology spending.

The following is the text of a release posted on the website of Sonic Software Corporation, an independent operating company of Progress Software Corporation, on October 21, 2002

Sonic Extends Enterprise Integration Platform

On October 21, 2002, Sonic Software’s parent company, Progress Software Corporation, announced a definitive agreement to acquire eXcelon™ Corporation. This acquisition accelerates fulfillment of Sonic’s standards-based integration vision, adding key technologies that will dramatically enhance the functional and performance profile of our SonicXQ™ enterprise service bus (ESB).

eXcelon has been a pioneer in the use of XML as the language of integration, and their products form a natural complement to Sonic’s highly distributed, service-oriented integration infrastructure.

eXcelon’s eXtensible Information Server (XIS) is widely deployed at the “sweet spot” of XML-based integration — transitory storage of XML documents for aggregation, transformation, logging and auditing. XIS provides the ability to access, store and process XML documents as they flow through the SonicXQ ESB.

eXcelon’s award-winning Stylus Studio™ allows developers to easily create XML documents and define and debug XSLT-based transformations, while intuitive service orchestration tools complement SonicXQ’s unique itinerary-based routing.

With ebXML rapidly gaining acceptance in electronic commerce, eXcelon’s business partner integration server offers the industry’s most advanced ebXML implementation, providing large and small enterprises with the framework needed to conduct Internet-based interactions with business partners.

No other vendor can offer SonicXQ’s proven global scalability combined with eXcelon’s advanced XML capabilities. With this acquisition, Sonic Software takes the lead in delivering the modern integration platform that real-time enterprises demand.

For more information, see related press releases from Sonic Software and Progress Software.

The Sonic Software logo is a trademark of Sonic Software Corporation in the U.S. and other countries. Any other trademarks or service marks contained herein may be the property of their respective owners.

In connection with the merger, eXcelon plans to file a proxy statement with the Securities and Exchange

Commission (the“SEC”) and mail the proxy statement and related materials to stockholders of eXcelon. Stockholders of eXcelon are urged to read these materials when they become available because they will contain important information about eXcelon, the merger and other related matters. Investors and security holders can obtain free copies of the proxy statement when it becomes available by contacting Lacey Brandt, Chief Financial Officer, eXcelon Corporation, 25 Mall Road, Burlington, Massachusetts, 01803, telephone: (781) 674-5000. Investors and security holders will also be able to obtain free copies of the proxy statement and other documents filed by eXcelon and PSC with the SEC in connection with the merger at the SEC’s web site at www.sec.gov.

PSC, eXcelon and their respective directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies from eXcelon’s stockholders in connection with the merger. Such individuals may be deemed to have interests in the merger, including as a result of holding options or shares of eXcelon stock. Information about the directors and executive officers of eXcelon and their ownership of eXcelon stock is set forth in eXcelon’s proxy statement for its 2002 annual meeting of stockholders. Investors may obtain additional information about the interests of the above-mentioned persons in this transaction by reading the proxy statement regarding the merger when it becomes available.

STOCKHOLDERS ARE URGED TO READ THE MERGER PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION.

Safe Harbor Statement

Except for the historical information and discussions contained herein, statements contained in this release about PSC, eXcelon and the merger may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the expected benefits and timing of the merger. These forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including but not limited to the following: an unexpected increase in costs related to the merger, unexpected delays involved in the closing of the merger, eXcelon’s or PSC’s inability to satisfy the conditions to closing of the merger, failure of eXcelon’s stockholders to approve the merger, the risk that eXcelon’s business and technology will not be integrated successfully, the receipt and shipment of new orders for the combined company, the timely release of enhancements to the combined company’s products, the growth rates of certain market segments, the positioning of the combined company’s products in those market segments, market acceptance of the application service provider distribution model, variations in the demand for customer service and technical support from the combined company, pricing pressures and the competitive environment in the software industry, business and consumer use of the Internet, and the combined company’s ability to penetrate international markets and manage its international operations. PSC and eXcelon undertake no obligation to update information contained in this release unless required by law. For further information regarding risks and uncertainties associated with the PSC and eXcelon and information concerning the merger, please refer to PSC’s and eXcelon’s filings with the Securities and Exchange Commission, including PSC’s and eXcelon’s annual reports on Form 10-K for the fiscal years ending 2001 and subsequently filed reports.

Copyright © 2001-2002 Sonic Software Corporation. All Rights Reserved.

At a meeting of employees of eXcelon Corporation on October 21, 2002, Progress Software Corporation showed the following slides.

Joseph Alsop Co-Founder & CEO Presentation to eXcelon 21 October 2002 eXcelon and Progress Software

Legend In connection with the merger, eXcelon plans to file a proxy statement with the Securities and Exchange Commission (the"SEC") and mail the proxy statement and related materials to stockholders of eXcelon. Stockholders of eXcelon are urged to read these materials when they become available because they will contain important information about eXcelon, the merger and other related matters. Investors and security holders can obtain free copies of the proxy statement when it becomes available by contacting Lacey Brandt, Chief Financial Officer, eXcelon Corporation, 25 Mall Road, Burlington, Massachusetts, 01803, telephone: (781) 674-5000. Investors and security holders will also be able to obtain free copies of the proxy statement and other documents filed by eXcelon and PSC with the SEC in connection with the merger at the SEC's web site at www.sec.gov. PSC, eXcelon and their respective directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies from eXcelon's stockholders in connection with the merger. Such individuals may be deemed to have interests in the merger, including as a result of holding options or shares of eXcelon stock. Information about the directors and executive officers of eXcelon and their ownership of eXcelon stock is set forth in eXcelon's proxy statement for its 2002 annual meeting of stockholders. Investors may obtain additional information about the interests of the above-mentioned persons in this transaction by reading the proxy statement regarding the merger when it becomes available. STOCKHOLDERS ARE URGED TO READ THE MERGER PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION. Safe Harbor Statement Except for the historical information and discussions contained herein, statements contained in this release about PSC, eXcelon and the merger may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the expected benefits and timing of the merger. These forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including but not limited to the following: an unexpected increase in costs related to the merger, unexpected delays involved in the closing of the merger, eXcelon's or PSC's inability to satisfy the conditions to closing of the merger, failure of eXcelon's stockholders to approve the merger, the risk that eXcelon's business and technology will not be integrated successfully, the receipt and shipment of new orders for the combined company, the timely release of enhancements to the combined company's products, the growth rates of certain market segments, the positioning of the combined company's products in those market segments, market acceptance of the application service provider distribution model, variations in the demand for customer service and technical support from the combined company, pricing pressures and the competitive environment in the software industry, business and consumer use of the Internet, and the combined company's ability to penetrate international markets and manage its international operations. PSC and eXcelon disclaim any intent or obligation to update publicly any forward-looking statements whether in response to new information, future events or otherwise. For further information regarding risks and uncertainties associated with PSC and eXcelon and information concerning the merger, please refer to PSC's and eXcelon's filings with the Securities and Exchange Commission, including PSC's and eXcelon's annual reports on Form 10-K for the fiscal years ending 2001 and subsequently filed reports.

Agenda Answer questions you may have about us: Who we are? What do we do; where are we going? Why are we excited about joining forces? .... and answer ANY other questions you have.

Progress Software Corporation

Joseph W. Alsop

CEO and Co-Founder

Dave Ireland

President
the Progress Company

Rick Reidy

Senior VP, Product and Business Development

Greg O'Connor

President
Sonic Software Corporation

Pete Sliwkowski

VP, Progress Products

Lorne Cooper

President
PeerDirect

Bud Robertson

Senior VP, Finance and Administration and CFO

Jim Freedman

VP, and General Counsel

Joe Andrews

VP, Human Resources

4

© 2002, Progress Software Corporation

Progress Software Corporation Corporation Corporation Corporation Dave Ireland President the Progress Company Rick Reidy Senior VP, Product and Business Development Joseph W. Alsop CEO and Co-Founder Greg O'Connor President Sonic Software Corporation Pete Sliwkowski VP, Progress Products Jim Freedman VP, and General Counsel Bud Robertson Senior VP, Finance and Administration and CFO Lorne Cooper President PeerDirect Joe Andrews VP, Human Resources VP, Human Resources

Progress Software Corporation

the
Progress
Company

sonic
SOFTWARE

PEERDIRECT

PSC
LABS

5

© 2002, Progress Software Corporation

the Progress Company Progress Software Corporation

Progress Software Corporation

... to 50,000 end-user companies

... and over 2 million users

... in well over 100 countries

...including over 70% of the Fortune 100

... with over 2000 ISV & ASP partners

... offering over 5000 applications

... deployed at over 100,000 sites

6

© 2002, Progress Software Corporation

Progress Software Corporation .... in well over 100 countries ....including over 70% of the Fortune 100 .... to 50,000 end-user companies .... deployed at over 100,000 sites .... with over 2000 ISV & ASP partners .... offering over 5000 applications .... and over 2 million users We provide Development, Deployment, Integration and Management Products and Services

Progress Software Corporation

Total Revenue

$Millions

$80
$0
Q1
Q2
Q3
Q4
$61
$64
$66
$68
$67
$69
$70
FY01 FY02
FY01 FY02
FY01 FY02
FY01

7

© 2002, Progress Software Corporation

Q4 FY01 Q3 FY01 Q2 FY01 FY02 Q1 FY01 FY02 $80 $0 FY02 Progress Software Corporation Total Revenue $Millions $67 $66 $61 $64 $69

Progress Software Corporation

Earnings per Share

$U.S.

$.30
$.0
Q1
$.05
$.06
FY01 FY02
Q2
$.15
$.15
FY01 FY02
Q3
$.13
$.14
FY01 FY02
Q4
$.13
FY01

8

© 2002, Progress Software Corporation

Q2 FY01 FY02 Q1 FY01 FY02 Q4 FY01 Q3 FY01 $.30 $.0 FY02 Progress Software Corporation Earnings per Share $U.S. $.13 $.15 $.13 $.06 $.14

Recent Results

Balance Sheet – August 31, 2002

Cash	$197M
Debt	-0-
*A/R DSO**	56

*Accounts receivable, days sales outstanding

9
© 2002, Progress Software Corporation

Cash $197M Debt -0- A/R DSO* 56 *Accounts receivable, days sales outstanding Recent Results Balance Sheet - August 31, 2002

Q3 Geographic Revenue Analysis

Q3-02

% Revenue

North America 40%
Latin America 7%
Asia/Pacific 6%
EMEA 47%

Q3-01

% Revenue

North America 43%
Latin America 8%
Asia/Pacific 6%
EMEA 43%

10

© 2002, Progress Software Corporation

% Revenue Q3 Geographic Revenue Analysis Q3-02 Q3-01 % Revenue EMEA 47% Asia/Pacific 6% North America 40% Latin America 7% EMEA 43% Asia/Pacific 6% North America 43% Latin America 8%

Progress Software History
1981 to 2002

11
© 2002, Progress Software Corporation

Progress Software History 1981 to 2002

1981-1982 - Founding The company was called Data Language Corporation. DLC was founded by 3 MIT Graduates Clyde Kessel Chip Ziering Joe Alsop The first employee was Mary Szekely

Data Language Corporation (DLC) DLC offices were a dentist's office in Billerica, Massachusetts USA The roof leaked DLC extensions only had one digit Mary Szekely: "We had no secretary or receptionist at first, but we had a portable phone. So I would answer it and say "I will connect you to the president, one moment please", and then walk over and hand the phone to Joe. When industry analysts would want to visit us, we would invite them to a nearby hotel, saying our "corporate headquarters" were being worked on, so they would think we were bigger than we were."

Milestones August 9, 1984: First customer ship - version 2.2 1985-7: Took on European subsidiaries, company name changed to Progress Software 1991: PSC goes public; progress.com registered 1997: Cumulative PSC revenue exceeds $1,000,000,000 December 1999: SonicMQ 1.0 Shipped 2000: Cumulative PSC revenue exceeds $2,000,000,000 Sonic Software Corp. established 2001: PeerDirect becomes part of PSC

2001: Progress Software Corporation starts three new companies the Progress Company Dave Ireland, President Sonic Software Corporation Greg O'Connor, President NuSphere, then PeerDirect Corporation Lorne Cooper, President Milestones

Progress Software Corporation

the
Progress
Company

sonic
SOFTWARE

PEERDIRECT

PSC
LABS

16

© 2002, Progress Software Corporation

the Progress Company Progress Software Corporation

Performance.

Not Promises.

www.progress.com

17
© 2002, Progress Software Corporation

www.progress.com

Progress Software Corporation

the
Progress
Company

19

© 2002, Progress Software Corporation

the Progress Company Progress Software Corporation

Agenda Who we are? What do we do? Why are we excited?

the Progress Company

David Ireland
President

Pete Sliwkowski
VP, Products

Jeff Ray
VP, Worldwide Field Operations

Bob Palumbo
VP, Marketing

Jim French
VP, Human Resources

Ed Sugrue
VP, Services

Gus Bjorklund
VP, Technology

Chris Clabaugh
VP, ASPen Business Unit

Carlos Ciruelos
Director, Finance

21

© 2002, Progress Software Corporation

Gus Bjorklund VP, Technology VP, Technology Pete Sliwkowski VP, Products the Progress Company Company Company Company Jeff Ray VP, Worldwide Field Operations David Ireland President Bob Palumbo VP, Marketing Ed Sugrue VP, Services Carlos Ciruelos Director, Finance Chris Clabaugh VP, ASPen Business Unit Jim French VP, Human Resources

the Progress Company

Develop, Deploy, Manage, & Integrate

22

© 2002, Progress Software Corporation

the Progress Company We simplify the job of creating the world's best business applications. Develop, Deploy, Manage, & Integrate

Solving Customer Problems

DEVELOP
DEPLOY
Business
Applications
MANAGE
INTEGRATE

23
© 2002, Progress Software Corporation

MANAGE Solving Customer Problems DEVELOP DEPLOY INTEGRATE Business Applications

OpenEdge: Simple, Integrated, Open

Applications
Application Framework
Client Processing
Business Processing
Analytical Processing
Integration Services
Application Server
Data Management
Development Tools
App. Mgmt. • Security

24
© 2002, Progress Software Corporation

Applications Application Framework Integration Services Application Server Data Management Client Processing Business Processing Analytical Processing App. Mgmt. • Security Development Tools OpenEdge: Simple, Integrated, Open

Lowest Cost of Ownership for Embedded Infrastructure

$500,000
$450
$40
$350,000
$200,000
$150,000
$100,000
$50,000
Cost of C
ship
50 d
#1 Embedded Database - IDC
#1 Embedded Database - Gartner
Progress OpenEdge
Initial Licenses
Development Tools
Deployment
Sys. Admin
DBA Cost
Training
Support
Sys. Admin
DBA Cost
Training
Support

Aberdeen Group
Dec. 2001

25

© 2002, Progress Software Corporation

Lowest Cost of Ownership for Embedded Infrastructure Aberdeen Group Dec. 2001 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 Oracle9i Development Tools Deployment DBA Cost Training Support Progress OpenEdge Initial Licenses Development Tools Deployment DBA Cost Training Support Cost of Ownership 50 clients $450,000 $500,000 Initial Licenses Upgrades Sys. Admin. Sys. Admin #1 Embedded Database - IDC #1 Embedded Database - Gartner

the Progress Company

Revenue By Market

ASP/ISV 65%

Direct 35%

*ASP/ISV Application Service Provider/Independent Software Vendor

26

© 2002, Progress Software Corporation

*ASP/ISV 65% the Progress Company Revenue By Market *ASP/ISV Application Service Provider/Independent Software Vendor Direct 35%

tPC ISV Model

the Progress Company
ASP
ISV
ISV
ISV

5,000 Applications

2,000 ASPs/ISVs

$5B End User Solutions

27

© 2002, Progress Software Corporation

5,000 Applications $5B End User Solutions 2,000 ASPs/ISVs ISV ISV ISV ASP tPC ISV Model the Progress Company

Power of Our Community

ASP
ISV
Progress Technology
End-user Customer
ISV
ISV

*ASP/ISV Application Service Provider/Independent Software Vendor

28

© 2002, Progress Software Corporation

ISV ASP ISV Power of Our Community *ASP/ISV Application Service Provider/Independent Software Vendor Progress Technology End-user Customer

And we do that... .... in well over 100 countries .... over 70% of Fortune 100 .... 50,000 end-user companies .... deployed at over 100,000 sites .... over 2,000 developer partners .... over 5,000 applications

Businesses Rely on Progress

LOCKHEED MARTIN
PEPSICO
The Gillette Company
Specsavers
Sherwin Williams
Marriott
AT&T
Charles Schwab
General Mills
ADP
Fidelity Investments
Johnson & Johnson
SONY
AmeriMark
NCR
FOXWOODS RESORT CASINO
Mercedes-Benz
Quicken.com Home
SCHOLASTIC
Monsanto
holiday autos
MINOLTA
GEMMRICH

30
© 2002, Progress Software Corporation

Businesses Rely on Progress

adidas Goal: Reach new customers by Launching new e-commerce site Partnering with ISV & managed services Progress application saved online store "...our thestore.adidas.com web site provides our web customers with up-to-the-moment product availability information, and fulfills their online orders without a hitch." Dieter Schoenegger CTO, adidas America

Snapple Goal: Save time and money by Optimizing transaction processing Providing Internet scalability Extending ERP to web order processing "The resilience and cost (of ownership) of the Progress database are incomparable, far exceeding the performance of leading database alternatives." Joe Holland VP of Information Technology

Who Makes Progress…

Who Makes Progress in Food Products

General Mills

$13,000,000,000
Annual revenue

30,000
Product codes can be instantly located nationwide via their Progress-based item locator application developed by Wilke-Thornton

25,000
People call General Mills every year to locate foods ranging from Count Chocula to Bisquick

30
General Mills brands, each of which has U.S. retail sales in excess of US $100 million

15
Minutes to train employees on the new application

1
Month implementation for General Mills

Simplify your business.

Wilke•Thornton

33

© 2002, Progress Software Corporation

Who Makes Progress... Who Makes Progress...

Progress & its Partners – Leaders in Business Applications

Industries

Manufacturing & Distribution
Financial Services
Healthcare
Retail and E-Commerce
Telecommunications
Government
Education

Portfolio of Applications

Front Office	E-Commerce
	CRM
	Customer Service
Back Office	Business Intelligence
	HR/Payroll
	Accounting Finance
	Manufacturing
	Supply Chain

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© 2002, Progress Software Corporation

Progress & its Partners - Leaders in Business Applications E-Commerce CRM Customer Service Front Office Portfolio of Applications Industries

Synergy Database roots High performance Business critical We are both market leaders! Blue Chip customers Embedded deployments Location

Leverage Worldwide field organization Mutual customers tPC has very little presence in Telco Complimentary database technologies Employee skills

Benefits Customers Strong, stable, committed vendor Revenue New markets within respective customer bases Products Technology sharing to strengthen product lines Employees Additional opportunities the Progress Company We simplify the job of creating the world's best business applications.

Sonic Software Greg O'Connor Monday, October 21, 2002

Inventor of the ESB
Standards-based messaging pioneer

41

© 2002, Sonic Software Corporation

Standards-based messaging pioneer Inventor of the ESB Market leader in integration products for the real-time enterprise (c) 2002, Sonic Software Corporation 81

Greg O'Connor
President

Bill Cullen
VP, Engineering

Hub Vandervoort
VP, Professional Services

Gordon Van Huizen
VP, Product Management

Susan Page
Legal Counsel

Don Seib
VP, Operations

Tim Dempsey
VP, Marketing

Lori Stewart
Sr HR Manager

David Chappell
VP and Chief Technology Evangelist

David Peter
Managing Director EMEA Operations

James Connolly
Financial Analyst

Stuart Ransom
VP, North American Sales

42

© 2002, Sonic Software Corporation

Greg O'Connor President James Connolly Financial Analyst Bill Cullen VP, Engineering Gordon Van Huizen VP, Product Management Tim Dempsey VP, Marketing David Peter Managing Director EMEA Operations Stuart Ransom VP, North American Sales David Chappell VP and Chief Technology Evangelist Hub Vandervoort VP, Professional Services Don Seib VP, Operations VP, Operations Lori Stewart Sr HR Manager Susan Page Legal Counsel (c) 2002, Sonic Software Corporation 83

Sonic Software Recognized: #1 standards-based MOM (c) 2002, Sonic Software Corporation 85 Established: Over 200 Global 1000 customers Product History: 12/1999 SonicMQ 2.0 - J2EE certified pub/sub & P2P 09/2000 SonicMQ 3.0 - Transactional marketplace 06/2001 SonicMQ 3.5 - XA and Bridges 12/2001 SonicMQ 4.0 - HTTP Direct, Client-side persistence 01/2002 SonicXQ 1.0 - Enterprise Service Bus 09/2002 SonicXQ 1.5 - Enhanced scalability & usability

Across all Industries... Telecommunications Sprint Cingular Wireless Mobilcom Gmbh Sonera Lucent MCI Worldcom Vodaphone Voicelog, LLC DynamicSoft B2Bi Exchanges CommerceOne General Electric-GXS SAP Markets Financial Services Bank of America CitiBank Goldman Sachs Fidelity JP Morgan Chase E*Trade Prudential Deutsche Bank Technology Iron Mountain Hewlett Packard Compaq Computer NxTrend EMC Borland Energy Services Duke Energy Southern Company Other Whitehead Inst (MIT) University of Illinois TRW Rockwell UPS GM/Onstar Lockheed Martin Schlumberger Pfizer Foxwoods Casinos Armstrong US Air Force

Sonic Product & Services Revenue

Total Reported Revenue (in thousands)

Q1
Q2
Q3
Q4
Total
$380
$1,100
$2,900
$350
$1,700
$4,300
$820
$2,300
$3,600
$850
$2,900
$2,400
$8,000
$10,800
FY
FY
9MO
FY00
FY01
FY02

45

© 2002, Sonic Software Corporation

Sonic Product & Services Revenue Total Reported Revenue (in thousands) Q1 Q2 Q3 Q4 Total FY00 $380 $350 $820 $850 $2,400 FY01 $1,100 $1,700 $2,300 $2,900 $8,000 FY02 $2,900 $4,300 $3,600 $10,800

MOM Market

Message-Oriented Middleware Market Segment
(in Millions USD, Gartner DataQuest June 2002)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$334
$368
$395
$458
$543
$669
2000
2001
2002
2003
2004
2005

Sonic Software Estimates:

Traditional MOM
Standards-based MOM

46

© 2002, Progress Software Corporation

MOM Market 2000 2001 2002 2003 2004 2005 Traditional MOM 324 348 365 398 423 429 Standards-based MOM 10 20 30 60 120 240 Sonic Software Estimates:

SonicMQ Competitive Advantages

Point-to-Point
1400
1000
600
200
0
50
250
500
Number of Connections
SonicMQ 4.0
MQSeries 5.2

Durable Publish/Subscribe
1500
1000
500
0
50
250
500
Number of Connections
SonicMQ 4.0
MQSeries 5.2

47
© 2002, Progress Software Corporation

0 500 1000 1500 Durable Publish/Subscribe 50 250 500 MQSeries 5.2 SonicMQ 4.0 Number of Connections SonicMQ Competitive Advantages Superior Performance Low latency High throughput Linear Scalability Supports more connections Dynamic Routing Architecture End-to-End Reliability "Once and only once" delivery Complete transactional integrity Native Internet Design HTTP protocol support, Java platform Designed and hardened for the DMZ Comprehensive Security Firewall: Proxy and reverse proxy enabled Authentication: Digital certificates, PKI Authorization: ACL for users and groups Encryption: SSL v3 from RSA Point-to-Point 0 50 250 500 MQSeries 5.2 SonicMQ 4.0 Number of Connections 200 600 1000 1400

Messaging Application Categories

It's an asynchronous world…

Network Monitoring

Database Replication

Enterprise Application Integration (EAI)

B2B Communication (B2Bi)

Mobile Synchronization

48

© 2002, Sonic Software Corporation

B2B Communication (B2Bi) Database Replication Network Monitoring Enterprise Application Integration (EAI) Mobile Synchronization It's an asynchronous world... Messaging Application Categories (c) 2002, Sonic Software Corporation 95

Introducing SonicXQ™

Enterprise Service Bus

48
© 2002, Sonic Software Corporation

Introducing a standards-based, service-oriented architecture for integrating enterprise applications and business partners. The first product to deliver on the promise of the Enterprise Service Bus (c) 2002, Sonic Software Corporation 97

Gartner's View

Virtual Enterprise
Enterprise
Data Center Application
Shared Business Components
Brokers and BPM
ODS & Data Warehouse
Application in Autonomous Subsidiary
Trading Partner's Application
Enterprise Nervous System
Worldwide Grid
Legacy Application
Purchased Package
Opportunistic Application

Gartner Copyright © 2002

50

© 2002, Sonic Software Corporation

Data Center Application Legacy Application Trading Partner's Application Opportunistic Application Purchased Package Enterprise Enterprise Nervous System Application in Autonomous Subsidiary Worldwide Grid Brokers and BPM ODS & Data Warehouse Shared Business Components Virtual Enterprise Copyright (c) 2002 (c) 2002, Sonic Software Corporation 99 Gartner's View

Integration market at “critical inflection point”

N
E
W
S

61

© 2002, Sonic Software Corporation

Integration market at "critical inflection point" (c) 2002, Sonic Software Corporation 101

Integration Trends Three major disruptions: Standards-based integration Service-oriented architectures Highly distributed environments Global enterprises will deploy enterprise service bus Foundation for the Real-Time Enterprise Single infrastructure for both application and real-time data integration Backplane for app servers, portals, BI Connects at edge to business partners Disruption and opportunity From Integration Brokers to Enterprise Service Bus (c) 2002, Sonic Software Corporation 103

Disruption in Integration Market

Integration Broker Market Segment
(in Millions USD, Gartner DataQuest June 2002)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,460
$1,595
$1,800
$2,100
$2,485
$2,510
2001
2002
2003
2004
2005
2006
Sonic Software Estimates:
Integration Broker Suites
Enterprise Service Bus

53

© 2002, Sonic Software Corporation

Disruption in Integration Market 2001 2002 2003 2004 2005 2006 Integration Broker Suites 1460 1575 1750 1995 2245 2460 Enterprise Service Bus 0 20 50 105 240 490 Sonic Software Estimates: (c) 2002, Sonic Software Corporation 105

Enterprise Service Bus

J2EE Application
Legacy System or Packaged App
.NET Application
JMS or JCA
JCA
SOAP/HTTP
SonicXQ Enterprise Service Bus
SOAP/HTTP
SOAP/HTTP
Partner System
Web service

55
© 2002, Progress Software Corporation

Enterprise Service Bus Partner System J2EE Application Legacy System or Packaged App ..NET Application SonicXQ Enterprise Service Bus Web service SOAP/HTTP SOAP/HTTP SOAP/HTTP JCA JMS or JCA

Enterprise-Scale Architecture: The Sonic Difference

Partners
Partner Service
3rd-party Web service
Internet
Message Server
J2EE Application
Legacy System or Packaged App
.NET Application
JMS or JCA
JCA
SOAP/HTTP
Sales
Portal App
J2EE App Server
Finance
JCA Connector
Message Server
Credit Check Service
Invoicing Service
Message Server
Warehouse
Order Service
Message Server
Routing Service
Transformation Service
Message Server

56

© 2002, Progress Software Corporation

Warehouse Sales Partners Finance Enterprise-Scale Architecture: The Sonic Difference Invoicing Service Credit Check Service J2EE Application Legacy System or Packaged App ..NET Application SOAP/HTTP JCA JMS or JCA Portal App Message Server Message Server Routing Service Message Server Transformation Service Partner Service 3rd-party Web service Internet Message Server Message Server JCA Connector J2EE App Server Order Service

SonicXQ Enterprise Service Bus Standards-based Integration Web services and JCA endpoints Key XML processing services Distributed Processing Flexible managed deployment of distributed services Efficient process management Enterprise-class Backbone End-to-End Reliability Comprehensive Security Linear Scalability Integrate with Ease. Extend at Will.TM

Industry Analyst Validation "A new form of enterprise service bus (ESB) infrastructure - combining MOM, Web services, transformation and routing intelligence - will be running in the majority of enterprises by 2005. Roy Schulte VP and Research Fellow, Gartner Inc. These high-function, low-cost ESBs are well suited to be the backbone for service-oriented architectures and the enterprise nervous system."

TOLD YA SO, TOLD YA SO!

Russell was right: Linux is gaining desktop ground

InfoWorld

September 30, 2002 • Issue 39

The sound of scalable e-biz

SonicXQ gives developers a set of secure, reliable BPM services

REVIEW

InfoWorld TEST CENTER

SONICXQ 1.5 uses an effective mix of Java, XML, Web services, reliable messaging, and content-based routing to create a scalable, enterprise-class BPM infrastructure that installs quickly, requires little attention, and can adapt to changing requirements. Minor shortcomings aside, SonicXQ offers compelling benefits to Java shops struggling with business process integration, in a way that won't require re-engineering as standards emerge.

See "Sonic's business plan" on page 26▷

How will Web services affect business process integration at your company?

22%
16%
19%
43%
Greatly enhance
Enhance
Slightly enhance
No effect/don't know

SOURCE: 2002 INFOWORLD WEB SERVICES APPLICATIONS SURVEY

Sonic and the Gartner Application Integration Quadrant

Challengers
Leaders
Ability to Execute
IBM
Microsoft
Tibco
Oracle
SeeBeyond, webMethods
Sterling Commerce
Sybase
BEA
GE
Iona
Sun
Vitria
Sungard
Mercator
Vignette
Kabira
Quovadx
Sonic
Fuego
SoftwareAG
WRQ
SAP
SilverStream
Datamirror
Fujitsu Siemens
As of 6/02
Niche Players
Visionaries
Completeness of Vision

Gartner Copyright © 2002

60

© 2002, Progress Software Corporation

Sonic and the Gartner Application Integration Quadrant Copyright (c) 2002 ? Sonic

Extending the Enterprise Service Bus Distributed core integration components Superior standards-based connectivity Superior XML handling Global deployment capability Design flexibility First-class tool set What does it take to fulfill the vision?

How did we get here?

(c) 2002, Sonic Software Corporation 125 Research, Research, Research MetaStorm Mercator NeoCore Rio Labs Savvion SeeBeyond Shinka Systinet Taviz Trilog Velocigen XML Global DAT Data Mirror EnterWorks FiveSight Hummingbird Informatica InfoShark Intalio Iona Ipedo ItemField iWay Focus on data and process integration technologies Over 100 companies in 18 months Acta Actional Altova Ascential Attunity Bowstreet Breeze Bremer Coherity Contivo CoreChange CoVast

(c) 2002, Sonic Software Corporation 127 Why eXcelon? Shared standards-based integration vision Recognized XML technology leaders Complementary, best-of-breed components Scalable and performant XML processing Rich development environment Orchestration and partner integration Accelerate Sonic Strategy

(c) 2002, Sonic Software Corporation 129 Advanced XML Processing XML document aggregation and transitory storage State transition and conversation management Sophisticated transformation patterns Distributed caching for local performance Handle schema diversity and evolution XML processing accelerator Pre-parsed documents Load-balanced processing Pipelined XML functions Auditing and logging (via BPM(tm)) Non-repudiation Distributed logging facility exTensible Information Server (XIS)

(c) 2002, Sonic Software Corporation 131 World-class Toolset Best-of-breed XML Tools Ability to create, edit, and debug XML documents, schema and transformation maps XML Query builder Comprehensive Orchestration Capabilities Workbench for modeling integration flows Integrated with itinerary management and conversation management run-time Stylus Studio(tm) & BPM(tm)

(c) 2002, Sonic Software Corporation 133 Enhanced Partner Integration Standards-based partner connectivity Industry-leading ebXML implementation Reliable message exchange Sophisticated conversation management Configuration by and enforcement of partner profiles (CPA) at runtime Collaborations (BPSS) define messaging sequence between partners BPM(tm)

Proven Foundation High-performance storage engine Cache-Forward architecture for scalability Over 4000 customers Strong target market synergy Road-tested in mission-critical applications Small-footprint PSE Pro(tm) for Java Embedded DB for persistent messaging services ObjectStore(r) (c) 2002, Sonic Software Corporation 135

Sonic & eXcelon:
Extending the Enterprise Service Bus

Partners
Partner Service
3rd-party Web service
Internet
BPM™
Message Server
J2EE Application
Legacy System or Packaged App
.NET Application
JMS or JCA
JCA
SOAP/HTTP
Logging Service
XIS
Sales
Portal App
J2EE App Server
Finance
Document Cache
XIS
Message Server
Warehouse
JCA Connector
Adapter
Order Entry Application
Message Server
Routing Service
Credit Check Service
Invoicing Service
Message Server
XIS
Transformation Service
Message Server

69

© 2002, Progress Software Corporation

Warehouse Sales Partners Finance Sonic & eXcelon: Extending the Enterprise Service Bus Invoicing Service Credit Check Service J2EE Application Legacy System or Packaged App ..NET Application SOAP/HTTP JCA JMS or JCA Portal App Message Server Message Server Routing Service Message Server Transformation Service Internet Message Server JCA Connector J2EE App Server Order Service XIS Logging Service Order Entry Application Adapter JCA Connector XIS Document Cache XIS Transformation Service Internet BPM(tm) Message Server Partner Service 3rd-party Web service

Sonic Product Line Overview Product Offerings Sonic Workbench (Stylus Studio, BPM, Runtime) Sonic Stylus Studio Sonic XIS Sonic BPM SonicXQ SonicMQ Sonic IBM WebSphereMQ Adapter Sonic TIBCO TIB/Rendezvous Adapter (c) 2002, Sonic Software Corporation 139

Momentum
Credibility
Critical Mass

© 2002, Sonic Software Corpora

Credibility Momentum Critical Mass (c) 2002, Sonic Software Corporation 141

Are you ready?

Progress Software Corporation and eXcelon Corporation held a conference call at 10:00 am on October 21, 2002, to discuss the proposed acquisition by Progress Software Corporation of eXcelon Corporation. The webcast of the conference call may be accessed from Progress Software Corporation’s homepage at www.progress.com.

The following text appears on a screen before the audio archive of the conference call can be accessed on the Progress Software web site.

In connection with the merger, eXcelon plans to file a proxy statement with the Securities and Exchange Commission (the“SEC”) and mail the proxy statement and related materials to stockholders of eXcelon. Stockholders of eXcelon are urged to read these materials when they become available because they will contain important information about eXcelon, the merger and other related matters. Investors and security holders can obtain free copies of the proxy statement when it becomes available by contacting Lacey Brandt, Chief Financial Officer, eXcelon Corporation, 25 Mall Road, Burlington, Massachusetts, 01803, telephone: (781) 674-5000. Investors and security holders will also be able to obtain free copies of the proxy statement and other documents filed by eXcelon and PSC with the SEC in connection with the merger at the SEC’s web site at www.sec.gov.

PSC, eXcelon and their respective directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies from eXcelon’s stockholders in connection with the merger. Such individuals may be deemed to have interests in the merger, including as a result of holding options or shares of eXcelon stock. Information about the directors and executive officers of eXcelon and their ownership of eXcelon stock is set forth in eXcelon’s proxy statement for its 2002 annual meeting of stockholders. Investors may obtain additional information about the interests of the above-mentioned persons in this transaction by reading the proxy statement regarding the merger when it becomes available.

STOCKHOLDERS ARE URGED TO READ THE MERGER PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION.

Safe Harbor Statement

Except for the historical information and discussions contained herein, statements contained in this release about PSC, eXcelon and the merger may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the expected benefits and timing of the merger. These forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including but not limited to the following: an unexpected increase in costs related to the merger, unexpected delays involved in the closing of the merger, eXcelon’s or PSC’s inability to satisfy the conditions to closing of the merger, failure of eXcelon’s stockholders to approve the merger, the risk that eXcelon’s business and technology will not be integrated successfully, the receipt and shipment of new orders for the combined company, the timely release of enhancements to the combined company’s products, the growth rates of certain market segments, the positioning of the combined company’s products in those market segments, market acceptance of the application service provider distribution model, variations in the demand for customer service and technical support from the combined company, pricing pressures and the competitive environment in the software industry, business and consumer use of the Internet, and the combined company’s ability to penetrate international markets and manage its international operations. PSC and eXcelon disclaim any intent or obligation to update publicly any forward-looking statements whether in response to new information, future events or otherwise. For further information regarding risks and uncertainties associated with PSC and eXcelon and information concerning the merger, please refer to PSC’s and eXcelon’s filings with the Securities and Exchange Commission, including PSC’s and eXcelon’s annual reports on Form 10-K for the fiscal years ending 2001 and subsequently filed reports.

A transcript of the webcast of the conference call follows:

1

         Operator: Good morning and welcome, ladies and gentlemen, to the Progress Software Corporation conference call, taking place on October 21, 2002. At this time I would like to inform you that this conference is being recorded and that all participants are in a listen only mode. At the request of the company, we will open the conference up for questions and answers after the presentation. I will now turn the conference over to Mr. Bud Robertson, CFO. Please go ahead sir.

         Bud Robertson: Good morning. This is Bud Robertson, Senior Vice President of Finance and Administration, and Chief Financial Officer, Progress Software Corporation. Joining me today are Joe Alsop, Chief Executive Officer, Progress Software Corporation; Dave Ireland, President of the Progress Company; Greg O’Connor, President of Sonic Software; and Rick Reedy, Senior Vice President, Products and Business Development. Also joining us from eXcelon, are Larry Alston, Executive Vice President of Product Management, and Ken Rugg, Chief Technology Officer and Vice President of Product Development.

         The matters we’ll be discussing today of historical financial information, consist of forward-looking statements that involve certain risks and uncertainties. Statements indicating that the company expects, estimates, believes, is planning, or plans to are forward-looking, as are other statements concerning future financial results, product offerings, or other events that have not yet occurred. There

2

are several important risk factors, which could cause actual results or events to differ materially from those anticipated by the forward-looking statements contained in our discussion today. Information on these risk factors is included in the company’s Securities and Exchange Commission reports, including the report on Form 10Q for the three months ended August 31, 2002. The company reserves the right to change its budget, product focus, product release dates, long term plans and financial projections from time to time as circumstances warrant. The company shall have no obligation to update or modify the information contained in our discussion in the future, when such changes occur.

         We announced this morning that we have signed a definitive agreement to acquire eXcelon Corporation for $3.19 per share, or approximately $24 million. The acquisition has been unanimously approved by the boards of directors of Progress Software and eXcelon and is subject to the approval of eXcelon’s stockholders. The acquisition is expected to close within 90 days, subject to satisfaction of customary closure conditions. The impact of this acquisition on Progress Software’s fiscal 2003 results will depend on the timing of the closing.

         Progress Software Corporation creates and delivers industry-leading technologies that enable our customers to build, deploy, manage and integrate powerful e-business applications. By combining forces with eXcelon, we can offer

3

advanced products in the XML database, XML tools and object database markets. eXcelon is number in object databases, and a market leader in all the markets they serve. Our customers are particularly enthused by the approach Sonic Software, a subsidiary company of ours; offers with its standards based distributed architecture for application integration.

         The acquisition of eXcelon strengthens Sonic’s enterprise service bus, and our goal of providing the ideal software platform for all levels of application integration. An enterprise service bus is a highly distributed service oriented platform for standards based integration. ESBs offer connectivity to heterogeneous application end points, distributed deployment in management infrastructure, and reliable communication services. Sonic XQ, our ESB, provides the foundation for enterprise wide flow of XML business documents. I’d now like to open up the call to your questions. We’ll first take questions from the analysts at published research on Progress Software, and then questions from anyone on the call.

         Operator: Thank you. The question and answer session will begin at this time. If you are using a speakerphone, please pick up the handset before pressing any numbers. Should you have a question, please press star, one, on your pushbutton phone. If you would like to withdraw your question, please press star, two. Your questions will be taken in the order they

4

are received. Please stand by for your first question. Your first question comes from Brent Williams; please state your question.

         Brent Williams: OK, I actually have one question just in 37 different parts here guys. So first off, lets look at the sort of strategy of this. What exactly does the acquisition do for the Sonic product line? In other words, how do you make object databases and the XML support that eXcelon offers into a compelling product differentiator that you had to buy the company? I know I had met with Larry and a couple of other folks there about two years ago, and I recall that eXcelon did a lot of embedded stuff in the past, but it seems like if it’s embedded then it’s not necessarily front of mind in how other middleware vendors market their stuff. So can you tell me about how you feel like you want to bring this stuff to the forefront and like that?

         Greg O’Connor: Sure. This is Greg O’Connor; we see tremendous synergy with the eXcelon product set. With XIS we see that transformation of XML documents is something that our customers have been asking for. We this XIS provides the best foundation for doing large-scale XML transformations. With eXcelon’s BPM product, that will extend our business-to-business partner integrations, offering sophisticated EBXML capabilities and then with Skyla [sp] Studio, really a development environment for creating transformation script. So it’s really

5

integrating all three of those, and really providing the enterprise services within the bus so that you can not only distribute your documents through the enterprise service bus, but also have the enterprise services to be able to handle your complete integration scenario.

         Joe Alsop: Greg, this is Joe. If I could add something to it, I think the impression or the conviction that I have is that when you’re doing the kinds of integration challenges, or addressing the kinds of integration challenges that we are going after, the need for an embedded operational store to hold the documents that are being processed, is a crucial integration requirement. So I think the combination of the tools, capabilities we’re getting, potentially BPM capabilities, and the XML database capabilities, really moves Sonic ahead of the pack in terms of its capabilities to orchestrate application integration, long running business transactions and so forth.

         B.     Williams: OK, now clearly I agree with you about the XML database data store, but I think really the thrust of the question is just about why not just OEM it? Why buy the company? So you’re suggesting that the BPM tools and the transformation engine is probably the key differentiator here? Perhaps even more than just the data store itself?

         G.     O’Connor: Well I think the data store can be used in a lot of different scenarios to provide purposed XML services,

6

whether they’re logging services, repudiation services, whether it’s for transformation, whether it’s for long duration transactions, that the competitive advantage and the performance and scalability capabilities are represented by XIS, coupled with the enterprise service bus, we believe will give us sustainable competitive advantage in the market, and that no one else will be able to offer the technical throughput and capabilities that we will be able to represent through this combination. We think it’s really the foundation for what is these emerging XML services, which will be highly differentiated within the enterprise service bus offering that we have today.

         B.     Williams: OK, how much of the current eXcelon business is databases, how much is the tools, how much is selling through embedded customers now, and how much is sort of net new IT customers?

         J.     Alsop: Brent, this is Joe; I’ll take a crack at that. I can only give you some rough ideas. The object database business is primarily an embedded business, and is heavily used in telecom and certain financial industries. The XIS business is about 1/3 of the total product revenue. That’s used by a combination of IT customers, and partners.

         B.     Williams: OK, and then lets see, the other question that clearly is going to be on everyone’s mind is, how you rationalize the expense structure at eXcelon, which had been

7

losing pretty significant amounts of money on the operating income line for the last at least a year. And how you sort of stemmed the sequential revenue line here so that you protect your own financial statements. Can you give some insights on this in terms of are you going to swallow this whole, as is, or are you going to pretty much try and filet this, really focusing on the businesses that you carry forward?

         B.     Robertson: Hey Brent, this is Bud. You know based on the information that was provided on eXcelon’s preliminary Q3 earnings call, the current run rate of their business is approximately $32 million. We expect this number to probably decline a little bit, based on the current revenue stream they have. The consultant business trends, as you know, are affecting the business, not just ours, but the whole industry. And that’s been shown to decline quarter-over-quarter. So we do expect the business to come down, we’re reassessing it and we’ll provide forward guidance on the revenue on our conference call on December 17.

         With regard to the expenses, we’re looking to have, prior to acquisition and transactional expenses, probably will be $5-10 million. We expect earnings to be slightly dilutive in 2003. We don’t anticipate that the acquisition to be positive until probably the fourth quarter, or maybe in the third. Second half we expect it to be accretive, and definitely in 2004. But we do expect slight dilution in 2003. Again, more forward guidance on

8

that will come as we get to the end of the year, as we understand where all the operations are and wherever duplication is.

         B.     Williams: OK well I just think in light of the amount of the losses, what are the sort of top places to look here? Is it real estate issues in terms of, I mean I know that their headquarters is what? Two exits down the road from you guys, not even a stone’s throw. Are they; is that a major area to push? Is it in, is the consulting organization overstaffed in relation to where its revenue potential is? I mean what are the sorts of first cut areas that you could look at, that stick out?

         J.     Alsop: Brent, this is Joe. While on the one hand, there will be some reduction in headcount due to overlapping positions, I’d make the point that the eXcelon team on its own was bringing the company, has been bringing the company very close to break even. Clearly there’ve been revenue disappointments in the last couple of quarters, however the majority of the accumulated loss predates Q2 and Q3. There have been some ongoing reductions so I think that the challenge that will be before us, will be more in the area of exploiting the upside opportunity than further rationalizing the business, although there will be some of that.

         I think you made mention of the consulting business, that is an area where the macro economic forces in the industry have

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clearly had a negative impact, and there have already been some ongoing staff reductions there and clearly we, as the eXcelon team has already been doing, will get that business to break even or above as quickly as possible.

         B.     Williams: OK, what was the operating loss for Q3?

         J.     Alsop: This is Joe again. eXcelon has not announced their results for Q3, I think there is some preliminary information available from their pre-announcement conference call.

         B.     Williams: Yeah, I’m just looking at, I was just sort of scanning this and I just couldn’t quite pick out in the midst of all these numbers, where the cash operating loss was. Is it just a couple of pennies a share there, after the split?

         J.     Alsop: After the reverse split you mean? I think the best thing to do would be to check with their conference call recording, and get it from there, or their press release, which was issued I would guess about the 8th or 9th of September.

         B.     Williams: Yeah it was on the 7th is when that release hit. OK and then can you give me insight on the number of sales people at eXcelon? The number in R&D, G&A and consulting?

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         J.     Alsop: We don’t have—we do have obviously exact numbers. There are approximately 15 people in sales. The total headcount of the company is around 200. there are about 55 in development.

         B.     Williams: OK and what about in the consulting organization?

         J.     Alsop: I’m not exactly sure of that number. We can get you the exact number afterward.

         B.     Williams: OK, that’s it for now, thanks.

         Operator: Thank you. Your next question comes from Gary Abbott; please state your question.

         Gary Abbott: Hi, two questions. First you said there was about 15 people in sales at eXcelon. Are those people going to be folded into the Sonic business? or what do you expect the sales headcount of Sonic to be when this is all done?

         J.     Alsop: This is Joe responding. I think those decisions are still quite far from being made. Clearly eXcelon remains an independent company until the shareholders approve the transaction and we’ll be clarifying the go forward plans after that occurs, or at our Q4 conference call. But I would emphasize that we are very committed to the businesses that

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eXcelon’s already in, and clearly don’t want to do anything to disturb the productivity of the sales people during this interim period.

         G.     Abbott: OK, that kind of leads into my second question then. If you were to kind of look at eXcelon’s business another way, how would you cut it between lets call it legacy, object database business, specifically stuff that might go into telco and a few financial services, versus people doing XML integration type activities?

         J.     Alsop: Let me respond as follows, first off all I think the business that goes into telco and financial, in other words the object store and related business, I wouldn’t necessarily characterize as legacy. It’s clearly been impacted by the slowdown most obviously in the telecommunications sector, and it’s not easy to close business with companies that are hemorrhaging as badly as some of those companies are.

         With respect to the XML or XIS business, that accounts for about 1/3 of the business, whereas the object store, object database business, accounts for about 2/3. now within XIS a significant fraction of that is related to application or business process integration. So I hope that gives you a sort of sense of the business, and I’d be happy to take any follow-up questions on that.

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         G.     Abbott: I guess what I was thinking, I caught that earlier, how much of the 2/3 is related to XIS, kind of going hand in hand, versus just kind of stand alone object database?

         J.     Alsop: I’m not sure I understand the question, but let me try to respond as follows. Much of the XIS business is going into new accounts, in other words not object store accounts. It’s very similar to the Sonic picture for us, and I think it’s the optimum picture. Meaning you get adoption from your existing customers, but you open up new market opportunities with the new product line. So the XIS business is going to some object store customers, but I’d say over 50% of it is going to new accounts.

         G.     Abbott: That’s what I wanted, thank you.

         Operator: Thank you. Your next question comes from John Moody; please state your question.

         John Moody: Thanks. You guys earlier somebody asked a question about kind of cost rationalization and I think your response was that you were going to focus more on the upside opportunity. I was wondering if you could kind of qualify a little bit what you think the upside opportunity is, maybe in 2004. how accretive do you think it can be both on top line and bottom line?

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         J.     Alsop: This is Joe. I think it’s premature to get into kind of multiyear projections. The opportunity that Sonic has before it is enormous, and we’ll be providing guidance as we go forward, but it’s a bit too early at this point, immediately after signing the definitive agreement, to get into that level of detail.

         J.     Moody: All right. How about in terms of the timing of the integration of the eXcelon products to the ESB?

         G.     O’Connor: This is Greg O’Connor. We believe many of the services and products will be integrated and delivered to market in the first half of 2003.

         J.     Moody: OK, now I guess lastly, the valuation, it seems like you guys are getting a pretty good deal. I was wondering if you could help us understand how you arrived at the valuation?

         J.     Alsop: Well the price, or the price per share, was determined based on negotiations between the two companies. Certainly the premium to what the stock was trading at until shortly before the acquisition was announced, was substantial. But there are many factors, such as current market conditions and some of the challenges that we’ve been discussing earlier on the conference call in terms of both energizing and rationalizing eXcelon’s business factored into it.

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         J.     Moody: Who from eXcelon’s management team will remain in the company? Have you decided that already?

         J.     Alsop: Those decisions have not been finalized, but we’re certainly pleased that Larry Alston and Ken Rugg are joining us here on the conference call.

         J.     Moody: OK, thank you.

         Operator: Your next question comes from David Freedman. Please state your question.

         David Freedman: Good morning. Just in terms of employment agreements and things that to lock in key personnel, have you signed any of those from eXcelon in order to assure continuance of some key people or is the overall deal contingent upon getting contracts with certain percentages of people so that you know that you’re getting the assets, the people that you think you’re getting? Thank you.

         J.     Alsop: This is Joe Alsop again. Well, there are certain employment agreements, which were previously filed by eXcelon with the SEC and clearly we’ll honor all the obligations under those employment agreements. Beyond that, we are certainly very focused on retaining key people. I think it’s a combination of the opportunities that we see ahead of us for the

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combined company, and which we’ll translate into opportunities for key contributors in development, in sales and marketing in all areas of the company. And, to that end, we’ll be communicating our vision of the combined company to the people at eXcelon, starting this afternoon.

         Now over and above that, clearly we may be putting in place some special arrangements to make sure that key people remain. But, we have no executed any such agreements to date.

         D.     Freedman: Thank you.

         Operator: Your next question comes from Mike Marzolf. Please state your question.

         Mike Marzolf: Good morning and congratulations on the acquisition.

         B.     Robertson: Thanks, Mike.

         M.     Marzolf: As we, as an industry move closer to web services, it’s pretty clear that the killer app within web services is business process management. And, from what we’re hearing from customers and some of the SIs out there, it’s incredibly XML intensive, specifically on the database. So, this seems like exactly what customers are asking for. What are you seeing in terms of a trend, trend-wise, in terms of some of

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the more cutting edge projects at customers, or long-term what your vision is for putting these two products together?

         Greg O’Connor: Mike, this is Greg O’Connor. Certainly, from a Sonic perspective, we’ve seen many people deploying the enterprise service bus and really asking for how do you handle large business-to-business XML documents?

         M.     Marzolf: Right.

         G.     O’Connor: And that’s what led us, after a pretty significant review of many companies in the industry, to eXcelon. So, we think the combination of the ISB [sp] with XIS to provide the services, and them BPM to visualize and help coordinate a flow through the services is exactly what our customers are asking for. Larry, would you like to add anything?

         Larry Alston: Sure. This is Larry Alston. What we’re seeing with our BPM and our XML-based product line is a broad range of integration projects being adopted and attempted with the [unintelligible] actually [unintelligible] completing. For instance, our BPM is now the backbone for all EDI integration for [unintelligible]. That’s four separate projects that actually were consolidated out of one single XML-based framework and messaging system. It’s that kind of project that we see our

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products being adopted into, and that’s why we’re excited about the integration with Progress, especially the Sonic products.

         The movement and the dynamic nature of the Sonic EFB combined with our excellent dynamic XML data management system, [unintelligible] combination of those kinds of applications.

         M.     Marzolf: And, I’ll ask this next one in several parts. The use of XML for purchase orders and invoices, passing back and forth between partners is certainly a trend. Do you have, or do you plan to have transformation technology for EDI to XML translation, or XML to XML translation? And then, on the BPM side Greg, what process interface definition language are you supporting? Are you looking at BPEL for WLWS, or WSKI [sp]? Or, are you heading in that direction?

         G.     O’Connor: I’ll handle the EDI to XML. Currently with the acquisition, the products do not handle EDI to XML. And, Olivia, why don’t you take this next one.

         L.     Alston: This is Larry Alston. The XIS actually does support EDI to XML transformations out of the box. And, our customers are, typically, what our customers will do is use our Stylus [sp] Studio product to perform and define all the XML to XML transformations that are currently going on between different dialects of these business documents.

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         In terms of the BPML, BPMI, WFFS, or whatever, we are not—we actually don’t embrace any specific BPM language, business process language. We have a state [sp] engine where we can support any kind of business process language. So we’re actually agnostic to that. We do that on purpose, because it’s unclear in the industry which one’s going to win. Our engine at its core is a state engine that can adopt any kind.

         M.     Marzolf: And then just lastly, what kind of overlap is there, if any, between the installed bases?

         G.     O’Connor: This is Greg O’Connor. We see good overlap between the XIS market segment and the Sonic market segment, primarily in telco, finance and insurance.

         M.     Marzolf: Great, congratulations. It sounds like—.

         J.     Alsop: This is Joe, just adding something. On the database side, we don’t see a lot of customer overlap between users of object-oriented databases and relational databases, or for that matter, XML databases. However, we do think that there’s a lot of synergy between the development groups. We’re already looking at ways that we can take some of the advance features within Object Store, for example, and use that to improve the scalability and performance of the Progress database, which as you know is already a leader in the imbedded database space.

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         M.     Marzolf: Great, thank you.

         G.     O’Connor: Thanks, Mike.

         Operator: Your next question comes from Allen Doft. Please state your question.

         Mr. Doft, your line is live.

         J.     Alsop: But perhaps he isn’t.

         Operator: Your next question comes from Gary Abbott. Please state your question.

         Gary Abbott: I’m still alive.

         J.     Alsop: Good, Gary, good.

         G.     Abbott: I’ve actually got a couple of things I just thought of. First, somewhat related to your last set of comments, Joe, are you thinking about folding the Object Store product into the progress business in XIS into Greg’s division? Or are you going to put it all in Sonic?

         J.     Alsop: I’ll let Greg and others respond in more detail, but essentially what you said is correct, from the point of view

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of the engineering teams, and product management and issues like that. Because there is so much synergy between the XIS business and Sonic, on the one hand, and between the Object Store business and derivative businesses on the other hand, with the Progress Company and the relational database offering that we have, that is how we intend to structure the organization for development and product management and so forth, going forward.

         G.     Abbott: I was actually thinking of it from my modeling point of view, in terms of the revenue. Are you included to say you’ll pub the revenue in the Progress business, with somewhat of a charge back to Sonic?

         J.     Alsop: This is Joe again. I think, you know, that’s certainly a good question. But, it’s a bit premature of us to give you a very definitive answer.

         G.     Abbott: OK, and then Bud, just a question for you; in terms of stock options for eXcelon employees, do you plan on issuing any after the acquisition closes, and if so, approximately how many?

         B.     Robertson: We haven’t decided how many but, you know, we have guidelines that we issue options under and we’ll use those guidelines for the eXcelon people.

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         G.     Abbott: If you were to apply those guidelines today, how many shares would that result in?

         J.     Alsop: This is Joe speaking. We don’t have a precise answer for you, and of course, that fluctuates with, you know, sort of conditions in the labor markets and so on. But I think the point I would like to stress is that the eXcelon employees will be treated precisely as we would expect to treat equivalent senior people within the Progress Company, or Sonic, or Progress Software.

         And, as you can see from looking at our various financial statements over the years, stock options are a very important part of our motivation and reward programs. We’re not at all ashamed of that, even though in some cases it may cause dilution to EPS, which of course has an impact on shareholders. Nonetheless, we feel that the additional benefits we get in terms of dedication and motivation and energy on the part of our employees far outweighs any marginal EPS dilution that may be brought about by our stock option programs if the stock goes up, which of course is something generally welcomed by everybody involved.

         So, we’ll be certainly looking at putting together a generous program for the eXcelon employees.

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         G.     Abbott: Not to press this, but can you give us some sense whether we’re talking, you know, a couple hundred thousand, millions, a couple million, plus or minus just ballpark?

         J.     Alsop: I mean we have, in the past, done annual grants on the order of 3 million shares. And, we would foresee allocating a significant percentage of those shares to eXcelon employees, but I can’t give you any more detail than that.

         G.     Abbott: OK, thank you.

         Operator: Your last question comes from Randy Mikami. Please state your question.

         Randy Mikami: What percent of eXcelon’s shareholders need to vote to approve this transaction?

         B.     Robertson: This is Bud. A majority of the shareholders.

         R.     Mikami: Just a simple majority?

         B.     Robertson: Yes.

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         R.     Mikami: And, could someone from eXcelon, perhaps, elaborate on the 19% option, that was granted? At what circumstances, and at what price does that get triggered?

         J.     Alsop: This is Joe speaking. I don’t think we have any more details on that. I think it’s a fairly customary arrangement in transactions of this sort.

         R.     Mikami: But, can you tell us what price the 19% gets triggered?

         J.     Alsop: At $3.19 a share so essentially the deal price.

         R.     Mikami: Thank you.

         Operator: We have one follow-up question from Mr. Allen Doft. Please go ahead sir.

         Allen Doft: Good morning, gentlemen. I had to get off the call for a few moments. I don’t know if this has been asked, but if you could give us a little background of the logistics of the transaction: I gather from what you’ve said that there will be no tender involved here, that is, a straightforward a merger. So, if you’d just confirm that, I’d appreciate it.

         And then also, if you could share with us any information regarding the background of the transaction, how it came about?

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Did eXcelon shop this deal? Or, was it something that was just done between the two companies? Thank you.

         J.     Alsop: This is Joe Alsop speaking. I believe that this is a proposed merger. I believe there is a provision in the merger agreement, which allows for a tender offer. We’ll be deciding whether we’re going to ahead with that, but I think the current anticipation is that we will not.

         With respect to the background, you know this was an arms-length negotiated kind of transaction. The details of exactly how the companies came together will be outlined in the filings, in the proxy statement from eXcelon, although I would make the comment that clearly, we’ve been in the same or in related businesses for a number of years and, of course, are located only five miles apart.

         A.     Doft: Thank you.

         Operator: I will now turn the conference back to Mr. Robertson for conclude.

         B.     Robertson: Thank you. This concludes today’s conference call. Again, thank you for participating.

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         Operator: Ladies and gentlemen, that concludes our conference call for today. Thank you all for participating and have a nice day. All parties may now disconnect.

(conference concluded)

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